UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

UCBH Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24947	94-3072450
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Montgomery Street
San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 315-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendments to Amended UCBH Holdings, Inc. 1998 Stock Option Plan

     On May 19, 2005, the Board of Directors of UCBH Holdings, Inc. (the “Company”) approved an amendment to the Amended UCBH Holdings, Inc. 1998 Stock Option Plan (the “Plan”) to incorporate the existing Company policy of stock option grants to outside directors. A copy of the Plan is furnished as Exhibit 10.1 to this Current Report on Form 8-K.

     The amendment to the Plan was initially proposed by a major stockholder. As it is current Company policy and in the interest of transparency, the Board of Directors of the Company approved the following addition to Section 6 of the Plan:

     (d)     Awards to Outside Directors. Upon election or appointment to the Board each Outside Director shall receive a grant of 24,000 Non-statutory Stock Options. For each additional three-year period of service, each Outside Director shall receive an additional grant of 24,000 Non-statutory Stock Options. All Non-statutory Stock Options granted to Outside Directors shall vest annually in equal portions over three years. All Awards to Outside Directors are subject to the terms and conditions of this Plan.

     The Board of Directors also approved an amendment to Section 16 of the Plan to reflect the Company’s policy that, to the extent required by NASD rules, any material amendments to the Plan shall not be effective until stockholder approval has been obtained. This amendment was also initially proposed by a major stockholder.

Indemnification Agreements

     On May 19, 2005, the Board of Directors of the Company reaffirmed the Indemnification Agreements entered into with the Directors of the Company and certain Officers of the Company and United Commercial Bank (the “Bank”) since April 4, 2002, and authorized Indemnification Agreements to be entered into with new Directors and Officers of the Company and the Bank, including directors Richard Li-Chung Wang and Dennis Wu and Executive Vice President and Director of Enterprise Risk Management, Daniel Gautsch. The form of the Indemnification Agreement for the Company and the form of the Indemnification Agreement for the Bank are furnished as Exhibits 10.2 and 10.3, respectively to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits The following exhibits are included with this Report:

Exhibit Number	Description
10.1	Amended UCBH Holdings, Inc. 1998 Stock Option Plan
10.2	Form of Indemnification Agreement of UCBH Holdings, Inc.
10.3	Form of Indemnification Agreement of United Commercial Bank

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCBH HOLDINGS, INC.
Date: May 25, 2005	By:	/s/ Jonathan H. Downing
Jonathan H. Downing
Executive Vice President and Chief Financial Officer